UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

                 WESTBRIDGE RESEARCH GROUP
(Name of Registrant as Specified in its Charter)

                                            N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

WESTBRIDGE RESEARCH GROUP

1260 Avenida Chelsea
Vista, CA  92081

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held June 10, 2011

TO THE SHAREHOLDERS OF WESTBRIDGE RESEARCH GROUP:

Notice is hereby given that the Annual Meeting of the Shareholders of Westbridge Research Group (the "Company") will be held at the offices of Westbridge Research Group, 1260 Avenida Chelsea, Vista, CA  92081, on June 10, 2011, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect three directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been elected and have qualified.

2.	The approval of the 2011 Stock Option and Stock Compensation Plan.

3.	To ratify the appointment of PKF as the independent accountants of the Company for the 2011 fiscal year.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Pursuant to the Bylaws, the Board of Directors has fixed May 2, 2011, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Meeting either by executing and returning the enclosed Proxy or by casting your vote in person at the Meeting.  For directions to Westbridge please call 800-876-2767 or email wrg@westbridge.com

If you are unable to attend the meeting in person, you are requested to date, sign and return the enclosed proxy as promptly as possible.  An envelope is enclosed for your convenience.  If you receive more than one proxy because you own shares registered in two or more names or at different addresses each proxy should be completed and returned.  The execution of your proxy will not affect your right to vote in person if you are present at the meeting.  If you vote by Internet or telephone, please do not mail a proxy or voting instruction card. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

BY ORDER OF THE BOARD OF DIRECTORS Christine Koenemann, President

Vista, California
May 2, 2011

WESTBRIDGE RESEARCH GROUP
1260 Avenida Chelsea
Vista, California 92081
__________________________

PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on June 10, 2011
__________________________

This Proxy Statement is to be mailed to stockholders of Westbridge Research Group, a California corporation, beginning on or about May 2, 2011.  We refer in this proxy statement to Westbridge Research Group and “we,” “us,” “our,” or the “Company”.  This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors in the accompanying form for use at our 2011 Annual Meeting of Stockholders and at any adjournments or postponements thereof.  We refer to proxies in the accompanying for as “proxies” and to that meeting, as it may be adjourned or postponed, as the “meeting.”

ABOUT THE MEETING

Where and when is the meeting to be held?

The meeting will be held on Friday, June 10, 2011, at 10:00 a.m., Pacific time, at the Company’s offices, 1260 Avenida Chelsea, Vista, California 92081.

What is this proxy statement?

You have received this proxy statement and our annual report because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting.  This proxy statement includes information that we are required to provide you under the rules of the Securities and Exchange Commission (SEC) and that is designed to assist you in voting your shares.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement.  These actions are listed in the question and answer below.  An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

What are the matters to be voted upon at the meeting?

Stockholders will consider:

●	The election of directors;

●	The approval of the 2011 Stock Option and Stock Compensation Plan

●	The ratification of our Audit Committee’s selection of PKF to serve as our independent registered public accounting firm for the year ending November 30, 2011; and

●	Any other business as may properly come before the meeting.

Who will be entitled to vote at the meeting?

Stockholders who own shares of our common stock of record as of the date of the close of business on May 2, 2011, are entitled to notice of, and to vote at, the meeting.  We refer to that time and date as the “record date.”

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.”  This proxy and our Annual Report has been sent directly to you by us.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

What does it mean if I receive more than one set of proxy materials?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials.  To ensure that all of your shares are voted, please complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address.  You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Company at 212-509-4000.

How many shares will be entitled to vote and how many votes will I have?

On the record date, there were outstanding 2,148,238 shares of our common stock.  Each outstanding share of common stock at the close of business on the record date is entitled to one vote on all matters to be voted on at the meeting.

Are proxy materials for the meeting available on-line?

Yes.  This proxy statement and our 2010 Annual Report on Form 10-K for our fiscal year ended November 30, 2010 as filed with the Securities and Exchange Commission, are available to view or download at http://www.cstproxy.com/westbridge/2011.

How can I vote if I am the record owner of common stock?

Stockholders in whose name shares are registered as of the record date may vote:

●	In person: The meeting is at our offices. Call 760-599-8855 for directions.

●	Mail: Fill in, date and sign the enclosed proxy card and mail it promptly in the enclosed postage paid envelope, which requires no postage if mailed in the United States.

●	Fax: Fill in, date and sign the enclosed proxy card and fax it to (212) 509-5152.

If my shares are owned of record by a fiduciary, how can I vote and what if I wish to vote personally at the meeting?

If your shares are held in “street name” by an institution (that is, held by and registered in the name of, a bank, broker or other nominee), then that institution is the record owner of those shares and entitled to vote them. Stockholders who are the beneficial owner of shares on the record date should receive instructions from, or on behalf of, that institution describing the procedures for advising the institution how to vote those shares.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by Internet or telephone.  If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by Internet or telephone by following the instructions on their enclosed voting form.  Directing your vote in this manner will not affect your right to vote in person if you decide to attend the Meeting; however, you must first request a proxy from the institution.

If your shares are held in street name and you wish to vote at the meeting, you will need to obtain a separate proxy form from the institution that holds your shares affording you the right to vote those shares.  Obtaining a proxy will automatically cancel any voting directions you have previously given by Internet or by telephone with respect to your shares.

What happens if my shares are held in “street name” and I do not give my fiduciary instructions as to how to vote my shares?

Brokers that are members of the New York Stock Exchange have the discretion to vote the shares of their clients that the broker holds in street name where the client’s broker has received no voting direction from the beneficial owner with respect to non-contested elections of directors, the selection of independent registered public accounting firms and certain other matters considered to be “routine” matters.  All matters proposed for consideration at the meeting are considered to be routine.  Brokers are, therefore, expected to exercise their discretion with respect to the election of directors (Proposal 1), the approval of the Company’s 2011 Stock Option and Stock Compensation Plan (Proposal 2), and the ratification of the selection of our independent registered public accounting firm (Proposal 3). Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

If I vote by proxy, how will my shares be voted?

Proxies properly and timely received will be voted at the meeting in accordance with your directions.  With respect to the election of directors, you may vote for each nominee, or withhold your vote for one or more specific nominees.  You may vote for, against or abstain from voting with respect to the other proposals.

What happened if I return the proxy card without making a vote?

If your proxy does not provide instructions, the shares represented by your proxy will be voted:

●	FOR all nominees proposed in this proxy statement;

●	FOR approval of the 2011 Stock Option and Stock Compensation Plan; and

●	FOR ratification of the selection of PKF to serve as our independent registered public accounting firm for the year ending November 30, 2011.

How will a proposal or other matter that was not included in this proxy statement be voted upon by the proxy holders named in the proxy card if it comes up at the meeting?

The Board of Directors does not intend to bring before the meeting any other matter, and has not received notice of, and is not aware of, any other matter that is to be presented by stockholders for action at the meeting.  If, however, any other matters or motions come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on those other matters or motions, including any matters dealing with the conduct of the meeting.

How can I change my vote after I submit my proxy?

Any proxy given by a registered stockholder may be revoked by the person giving it at any time prior to the exercise of the power conferred in the proxy by:

●	Delivering a written notice revoking the proxy to our President, Christine Koenemann, at 1260 Avenida Chelsea, Vista, California 92081, or at the meeting;

●	Delivering a duly executed proxy bearing a later date to our President at the address set forth above or at the meeting;

●	Voting in person at the meeting.

If your shares are held in “street name” by a bank, broker or other institution, you should check with that institution as to how to change your vote.

What constitutes a quorum in order to conduct the meeting?

The presence, in person or by proxy, of a majority of our outstanding shares of common stock on the record date will constitute a quorum for the transaction of business at the meeting.  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the meeting for determining the presence of a quorum.

What vote is required to approve each proposal?

The matters proposed to be considered will require:

●
A plurality (that is, the three persons receiving the highest number of affirmative votes cast) of the vote of shares present in person or represented by proxy at the meeting and voting thereon for the election of directors (Proposal 1);

●
The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and voting on the matter to approve the 2011 Stock Option and Stock Compensation Plan (Proposal 2).

●
The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and voting on the matter to ratify the selection of PKF as our independent registered public accounting firm for the year ending November 30, 2011 (Proposal 3).

How are the proxies which “withhold authority” for the election of directors, “abstain” or which are subject to “broker non-votes” counted in determining the outcome of a vote?

Shares represented by proxies that are marked “withhold authority” for the election of one or more director nominees will not be counted as a vote cast for those persons (Proposal 1).

Abstentions are considered as shares present and voted on the subject matter and, therefore, to the extent a vote requires approval by a majority of our outstanding shares of common stock, or a majority of the shares present in person or represented by proxy and entitled to vote on the matter (Proposal 2 and Proposal 3), abstentions will have the effect of a negative vote thereon.

If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on a matter are called “broker non-votes” as to that matter.  Under California law, broker non-votes will have no effect on the outcome on the election of directors which requires a plurality (Proposal 1) or ratification of the selection of independent pubic accountants which requires the approval by a majority of shares entitled to vote on the matter (Proposal 2 and Proposal 3).

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy and other material furnished to stockholders (if any) in connection with the solicitation of proxies is borne by us.

SECURITY HOLDINGS OF CERTAIN
STOCKHOLDERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of  May 2, 2011, the record date, except as noted below, with respect to the beneficial ownership of our common stock by:

●
each person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of  1934) known by us to beneficially own more than 5% of the outstanding shares of our common stock;

●	each director and nominee to serve as a director;

●	each executive officer named in the Summary Compensation Table under the caption “Executive Compensation,” below; and

Beneficial Owner (1)	Shares Owned (2)		Percent of Class (3)

Christine Koenemann	166,034	(4)	7.3
Dr. Lawrence Parker(5)	67,342	(6)	3.1
Albert L. Good	182,300		8.5
Kenneth P. Miles	119,867		5.6
William Fruehling	62,000	(7)	2.8
Mark Cole	35,000	(8)	1.6
All executive officers and directors as a group (3 persons, all of whom are listed above)	263,034	(9)	11.0
_________________________________
(1)	We understand that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.

(2)	Includes shares subject to stock options but only to the extent exercisable on or within 60 days after the record date.

(3)
Percent of Class assumes the issuance of common stock issuable upon the exercise of options (to the extent exercisable on or within 60 days after the record date) held by the person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.  The Company only has one class of stock outstanding.

(4)
Consists of 27,700 shares owned by Ms. Koenemann and exercisable options to purchase 75,000 shares at $0.25 per share, 50,000 shares at $1.53 per share, and 13,334 shares at $0.81 per share.  Ms. Koenemann also has unvested options to purchase 6,666 shares at $0.81 per share not reflected in the table.  All options are incentive stock options granted under the Company’s Stock Option Plan.

(5)	Dr. Parker is a vice-president of the Company and the director of research and development, but not an executive officer.

(6)
Consists of 20,675 shares owned by Dr. Parker and exercisable options to purchase 40,000 shares at $1.53 per share and 6,667 shares at $0.81 per share.  Dr. Parker also has unvested options to purchase 3,333 shares $0.81 per share not reflected in the table.  All options are incentive stock options granted under the Company’s Stock Option Plan.

(7)	All shares are subject to a non-employee director stock option agreement.

(8)	All shares are subject to a non-employee director stock option agreement.

(9)	Except for 27,700 shares held by Ms. Koenemann, all shares are subject to options held under an Incentive Stock Option Plan or a non-employee director stock option agreement.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Articles of Incorporation and By-Laws provide that our Board of Directors (which we refer to as “our Board” or “the Board”) shall consist of three directors.  Each incumbent director was previously elected by our stockholders.

The term of office of directors continues for approximately one year until the next annual meeting of the Shareholders, until their respective successors are elected and qualified.

Our Board of Directors has selected as its nominees for election as directors at the meeting, William Fruehling, Mark Cole and Christine Koenemann.  Ms. Koenemann is our President, Secretary and Chief Financial Officer.  Mr. Frehling and Mr. Cole are non-employee directors and independent under the NASDAQ Marketplace Rules.  Unless otherwise directed, the proxy holders intend to cast all votes pursuant to proxies received for the election of Mr. Fruehling, Mr. Cole and Ms. Koenemann to serve as directors.  We refer to Mr. Fruehling, Mr. Cole and Ms. Koenemann as the “nominees.”

In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.  We believe that all of the nominees are available to serve as directors.

Background of Nominees for Directors

William Fruehling was appointed to the Board of Directors in April 1997.  Mr. Fruehling is the founder and President of Fruehling Communications, a San Diego based advertising and public relations company which focuses on Western and Sunbelt agriculture.  Prior to starting Fruehling Communications, Mr. Fruehling worked extensively in the Advertising industry with regard to agribusiness.  He managed The Elanco Products Crop Protection Chemical account in the Southern and Western United States, as well as the Monsanto Account with regard to Hybrid Seed Corn, for Creswell, Munsell, Fultz & Zirbel in Cedar Rapids, Iowa.

Mark Cole received his Bachelors Degree in Business Administration (Accounting) from San Diego State University in 1990. After receiving his degree, Mr. Cole spent 8 years as an audit professional with Big 4 public accounting firms and later served as Managing Director for the CPA firm of Cole and Company. He served as the Corporate Controller for Crocs, Inc., a designer and manufacturer of footwear and as a consultant to 2009.  He has served in similar financial capacities for Salient Networks and Ashworth, Inc.  In March 2010, Mr. Cole became an accounting officer of Kidrobot, Inc., and continues to serve in that capacity.  He was appointed as a Director of the Company April 7, 2005.

Christine Koenemann was elected President and appointed as a Director of the Company on March 2, 1995.  She has worked for the Company for the past 28 years in varying positions including Operations Manager, Shareholder Relations Liaison, Director of Administration, and Assistant Treasurer.  She attended Indiana University School of Business and worked in retail management prior to joining the Company. Ms. Koenemann serves also as the Company’s Chief Financial Officer and Secretary.

Directors’ Independence

A majority of our Board, and all members of our Auditing Committee or has determined that, of its present directors, William Fruehling and Mark Cole are “independent directors,” as defined under NASDAQ’s Marketplace Rules.  In reaching its conclusion, our Board determined that these individuals do not have a relationship with our organization that, in the Board’s opinion, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and do not have any of the specific relationships set forth in NASDAQ’s Marketplace Rules that would qualify any of them from being considered directors.

Meeting of the Board of Directors

During the year ended November 30, 2010, our Board of Directors held five meetings.  Each incumbent director attended at least 75% of the aggregate number of Board meetings and meetings of all committees of the Board on which that director served that were held during the year.

Attendance at Stockholders Meetings

It is our policy that, absent extenuating circumstances, all members of the Board attend annual meetings of shareholders.  All members of the Board attended our 2010 Annual Meeting of Stockholders.

Committees of the Board

Our Board of Directors has Audit and Compensation Committees.  The following table sets forth the current composition of the committees of our Board:

Name	Audit Committee	Compensation Committee

William Fruehling	X	X - Chairperson

Mark Cole	X - Chairperson	X

Christine Koenemann

Committee Charters

The specific functions and responsibilities of each committee are set forth in its written charter adopted by the Board of Directors.  Each Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval.  A copy of each committee’s charter is available upon request.

Audit Committee

Each member of the Audit Committee meets the requirements for eligibility for audit committee membership under NASDAQ’s Marketplace rules, including the independence requirements of Rule 10A-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.  The Board of Directors has determined that Mr. Cole is an audit committee financial expert, within the meaning of the rules and regulations of the Securities and Exchange Commission.

The functions of the Audit committee include, in general:

●
overseeing both accounting and financial processes, the audits of our financial statements, our systems of internal control over financial reporting, accounting and legal compliance, the ethics standards that management and the Board has established, and our auditing, accounting and financial reporting processes generally;

●	the appointment, compensation, retention and oversight of our independent public accounting firm; and

●	pre-approving all audit and permissible non-audit services to be provided by our independent public accounting firm.

A report of the Audit Committee appears under the caption “Audit Committee Report,” below.  The Audit Committee met on four occasions during the year ended November 30, 2010.

Compensation Committee

The Compensation Committee is authorized, among other things, to:

●	consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to our executive officers;

●	grant and administer equity compensation awards under our present and future equity compensation plans; and

●	examine and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements for us and our subsidiaries.

The Compensation Committee met on four occasions during the year ended November 30, 2010.

Director Nomination Process

Our full Board of Directors selects nominees to serve as directors.

The Board will consider nominees to serve on our Board that are recommended by stockholders, as well as by directors, officers and others.  Although it may do so in the future, the Board has not in the past retained or paid any third party to assist in identifying and evaluating nominees.

The Board has not established specific minimum qualifications, or specific qualities or skills, for prospective nominees.  The Board will consider, among other things, a potential nominee’s financial and business experience, educational background, understanding of other business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Board.  No weight is assigned to any of the factors and the Board may change its emphasis on certain of these factors from time to time in light of our needs at the time.  The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board and, in addition, in the case of incumbent directors, the director’s past attendance at and participation in, Board meetings and his or her overall contributions to the Board.  Evaluations of candidates involve a review of background material supporting the criteria described above, internal discussions within the Board and interviews with a candidate as appropriate.

A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Board of Directors, Westbridge Research Group, 1260 Avenida Chelsea, Vista, California 92081, Attention: Secretary, within the time frame described in the third sentence under the caption “Miscellaneous - Stockholder Proposals,” below.  The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named as a nominee in our proxy statement relating to the stockholder vote on his or her election and to serve as a director if elected.  The recommendation must also include all information would be required to be disclosed concerning the nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission.  In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder’s name, address and number of shares of our common stock owned by the recommending stockholder as they appear on our stockholder records and the length of time the shares have been owned by the recommending stockholder, or if held in “street name,” a written statement from the record holder of the shares confirming the information concerning the stock ownership of the recommending stockholder, and whether the recommendation is being made with or on behalf of one or more other stockholders and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made.

Stockholder Communications with Directors

Stockholders may communicate directly with our Board of Directors or one or more specific directors by a written communication to:  Board of Directors or the specific director, c/o Secretary, Westbridge Research Group, 1260 Avenida Chelsea, Vista, California  92081.  Our Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) related solely to complaints by users of our products that are ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, the Board, a Board committee or a Board member.   Our Secretary will make all communications not specifically addressed to any one director available to each member of the Board at the Board’s next regularly scheduled meeting.

Audit Committee Report

Management has the primary responsibility for our financial reporting process, including our financial statements, while the Audit committee is responsible for overseeing our accounting, auditing and financial report practices, and our independent public accounting firm has the responsibility for auditing our annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report on those financial statements.  In fulfilling our oversight responsibility with respect to our Company’s financial statements for the year ended November 30, 2010, the Audit Committee:

●	Reviewed and discussed the audited financial statements for the year ended November 30, 2010 with management and PKF, our independent registered public accounting firm;

●	Discussed with PKF the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●
Received the written disclosures and the letter from PKF required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communication with the Audit Committee concerning independence, and also discussed PKF’s independence PKF (see “Ratification of the Selection of Independent Public Accounting Firm,” below).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended November 30, 2010 be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully, Mark Cole, Chairman William Fruehling

Executive Officers

Ms. Koenemann is the Company’s only executive officer.  She serves as President, Secretary and Chief Financial Officer of the Company.  Dr. Parker is a vice-president of the Company and the Director of Research and Development, but he does not serve as an executive officer.

Officers hold office until their successors are chosen and qualified.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board.

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors will elect directors.  The Board of Directors recommends that stockholders vote FOR William Fruehling, Mark Cole and Christine Koenemann to serve as directors.

PROPOSAL 2

APPROVAL OF 2011 STOCK OPTION AND
STOCK COMPENSATION PLAN

General

At its April 2011 meeting the Company’s Board of Directors unanimously approved the 2011 Stock Option and Stock Compensation Plan (the “Plan”) and recommended its adoption to the Company’s shareholders.  The Company had long offered stock options to its management, employees and directors to provide long-term incentives and to retain their services.  Most recently the Company has offered both incentive and non-incentive stock options (the terms incentive and non-incentive refer to certain tax treatments that are available for options and are sometimes referred to as statutory and non-statutory) under the Company’s 2001 Stock Option Plan (“Previous Plan”).  The Previous Plan allowed only the grant of incentive and non-incentive options.  The Previous Plan will expire soon in accordance with its own terms.

The Plan

The purpose of the Plan is to promote the future success and growth of the Company by providing stock options and other equity interests in the Company to the Company’s employees, non-employee directors, consultants and advisors.  Among the types of grants permitted under the Plan are incentive stock options, non-incentive stock options, stock awards, stock units and stock appreciation rights.

The statements contained in this proxy statement concerning the Plan are summaries and qualified by reference to the Plan which is included with these proxy materials as Exhibit A and may also be obtained by contacting the Company.  This Plan is not subject to ERISA and is not a plan under Section 401 of the Internal Revenue Code of 1986, as amended.

Governance of the Plan

The Company’s Board of Directors has delegated the administration of the Plan to the Board’s Compensation Committee.  That Committee has the right to select participants and determine the type and other terms of the grant.

Types of Awards under the Plan

As stated, the Company may elect from a number of alternatives in making awards under the Plan.  Those types of awards include the following:

Options

The Company may grant incentive and non-incentive stock options.  The terms of that option grant will be determined by the Compensation Committee.  Incentive stock options may only be granted to employees of the Company and its affiliates.  There are also a number of other restrictions on the grant of incentive stock options which are set forth in the Plan, including the fact that the option exercise price set at the time of grant must be no less than the fair market value of the stock as of the date of grant.  There may be certain tax advantages that attach to the receipt of incentive stock options.

Non-employees, including directors who are not employees, are not permitted to receive incentive stock options.  The terms and conditions of the grant are established by the Compensation Committee.

Stock Award

The Company may issue shares of common stock to an employee, non-employee director, consultant or advisor under a stock award upon such terms, conditions and restrictions as it deems appropriate, including whether the award should be grant in exchange for cash or no-cash consideration.  Some of those restrictions may include forfeiture requirements based on continued employment or the achievement of certain defined goals.

Stock Units

The Company may grant stock units to an employee, non-employee director, consultant and advisor upon such terms and condition as it deems appropriate.  A stock unit represents the right to receive a share of the Company’s common stock or an amount based on the value of a share of common stock.

Stock Appreciation Rights

Stock appreciation rights (“SARs”) may be granted by the Company to an employee, non-employee director, consultant or advisor.  SARs may be granted alone, but are most often granted together with an option or when the option is still outstanding. If granted together with an option, the number of SARs cannot exceed the number of shares underlying the option.  The stock appreciation value for a SAR is the amount the fair market value of the stock at the day of exercise exceeds the amount of the base price of the stock on the day of original grant of the SAR.  SARs are often granted together with an option because the SAR allows the option holder to use the money realized from the SAR to pay for the option exercise.  The SAR may be paid in the form of shares of the Company’s common stock, cash or a combination of the two.

Shares Subject to the Plan

Pursuant to the Plan the initial number of shares of common shares available under the Plan will be 92,688, subject to recalculation annually and adjustment as provided in the Plan.  If this Plan is approved it will replace the Previous Plan and no additional issuances will be made under the previous Plan.

Amendment or Termination of the Plan

The Board of Directors may terminate the Plan at any time or make such amendments thereto as it shall deem advisable and in the best interest of the Company, without approval of the shareholders unless required by law to obtain such approval.  However, no termination or amendment may be materially adverse to any option or other right previously granted unless agreed to by the right holder.

Unless earlier terminated, the plan will terminate on the date preceding the tenth anniversary of the Plan’s effective date, which will be the date approved by the shareholders.

Options Currently Outstanding Under the Previous Plan

2001 Stock Option Plan as of November 30, 2010

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a)) (c)

Equity Compensation plans approved by Shareholders	382,000	$0.80	5,500

Equity compensation plans not approved by shareholders	0	0	0

TOTAL	382,000	$0.80	5,500

Required Vote

This proposal requires the approval of a majority of the votes present at the meeting in person or by proxy.  The Board of Directors recommends that shareholders vote FOR the proposal to approve the Company’s 2011 Stock Option and Stock Compensation Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTING FIRM

The independent public accounting form of PKF has been appointed by the Audit Committee of our Board of Directors to continue to serve as our independent public accounting firm for the year ending November 30, 2010, subject to ratification at the meeting by our stockholders.  PKF has served as our independent public accountants since 1998.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by PKF for services rendered to us with respect to the fiscal year ended November 30, 2010 and 2009, respectively:

Fee Category	Fiscal 2010	Fiscal 2009

Audit Fees	$44,566	$47,855
Audit-related fees	-	-
Tax fees	$5,148	$4,500
All other fees	-	$2,533
Total fees	$49,714	$54,888

Audit Fees.  The fees for services rendered by PKF were for the audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2010 and its reviews of our interim condensed consolidated financial statements included in our quarterly Reports on Form 10-Q for the quarters ended February 28, 2010, May 31, 2010, August 31, 2010.  Audit fees included services that are normally provided by PKF in connection with regulatory filings or engagements, including consents provided with respect to registration statements we filed with the Securities and Exchange.

Tax Fees.  These fees were for services regarding the preparation of income tax returns and other tax compliance.

In connection with the standards for independence of a company’s independent public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee of our Board considered whether the services provided were compatible with maintaining the independence of PKF for the respective periods that each was engaged by us, and determined that the provision of those services did not adversely affect the independence of PKF.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairperson and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  All of the services provided by PKF during the years ended November 2010 and 2009 were pre-approved by the Audit Committee or its Chairperson, his decision was reported to the full Audit Committee at its next scheduled meeting.  Our independent public accounting firm and management are required to periodically report to the Audit Committee or its Chairperson regarding the extent of services provided by our independent public accounting firm in accordance with this pre-approval process and the fees for the services performed to date.  The Audit Committee or its Chairperson may also pre-approve particular services on a case-by-case basis.

Effect of Ratification

Our Board proposed that the stockholders ratify the Audit Committee’s selection of PKF as our independent public accounting firm for the year ending November 30, 2011.  If the resolution selecting PKF as our independent registered public accounting firm is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in our interest.  Any future selection need not be submitted to a vote of stockholders.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and voting on this proposal is required to ratify the selection of PKF as our independent registered public accounting firm.  Our Board of Directors recommends a vote FOR Proposal 3.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years ended November 2010 and 2009, information concerning the compensation of our President (Chief Executive Officer), our next most highly compensated officer (other than our President) who were serving at November 30, 2010.  We only have the one executive officer, Christine Koenemann.  Also, Dr. Parker serves as vice-president of the Company, but he is not an executive officer. There is no one who, but for the fact he was not serving at November 30, 2010, would have been one of two most highly compensated executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Christine Koenemann	2010	$135,000	$25,000	$0	$8,260	$2,596	$170,856
(President, Secretary and Chief Financial Officer)(4)	2009	$135,000	$25,000	$0	$0	$4,154	$164,154
Lawrence Parker	2010	$85,000	$15,000	$0	$4,139	$24,236	$128,375
(Vice President)(5)	2009	$85,000	$8,000	$0	$0	$20,144	$113,144

(1)	All bonuses were discretionary awards approved by the Compensation Committee of our Board of Directors.

(2)
Represents the dollar amount recognized for financial statement reporting purposes in 2010, computed in accordance with Statement of Financial Accounting Standards No. 123(R), “share-based Compensation,” except that, pursuant to the rules of the Securities and Exchange Commission relating to executive compensation disclosure, the amounts exclude the impact of estimated forfeitures related to service-based vesting conditions.  Under SFAS 123(R), the amount recognized in a reported year includes amounts used in the calculation of these amounts are disclosed in note 9 to our audited consolidated financial statements for the year ended November 30, 2010 included in our Annual Report on form 10-K filed with the Securities and Exchange Commission.

(3)	All Other Compensation is comprised of unused vacation paid to Christine Koenemann and commissions and unused vacation paid to Lawrence Parker.

(4)	See “Employment Agreement with Christine Koenemann” below, for information concerning an Employment Agreement we entered into with Ms. Koenemann on May 1, 2011.

(5)	See “Employment Agreement with Dr. Lawrence Parker” below, for information concerning an Employment Agreement we entered into with Dr. Parker on May 1, 2011.

Employee Agreement with Christine Koenemann

On May 1, 2011, we entered into an employment Agreement with Christine Koenemann, our President, Secretary and Chief Financial Officer.  The Employment Agreement provides for a term ending November 30, 2014.  Under the Employment Agreement Ms. Koenemann receives a base salary of $150,000 per year.  She is entitled to annual reviews which may result in an increase or decrease of the base salary, but no decrease can be more that 10% of the prior year’s base salary without the written agreement of Ms. Koenemann. She is also eligible to participate in benefits offered to our other employees such as a health plan.

Ms. Koenemann also will receive compensation if there is a “Change in Control” in the Company.  A “Change in Control” is, in general, termination of Ms. Koenemann’s employment within 3 years following a sale of all or substantially all of our assets, a consolidation or merger of the Company with any other person as a result of which those who were our stockholders immediately prior to the consolidation or merger do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote.  Should a “Change in Control” occur, Ms. Koenemann is entitled to receive an amount equal to 3 years base salary if she is terminated in the first two years of a Change in Control and 2 years salary if terminated in the third year after a Change in Control.  In both cases all unvested stock options will immediately vest.

Ms. Koenemann is also entitled to compensation if a “Change in Control” has occurred and her job title or authority changes significantly or if her place of employment changes by more than 20 miles from its current location.

In the event of the death or disability of Ms. Koenemann, she or her estate is entitled to a payment of 6 months of her base salary, unless the death or disability occurs after a “Change in Control” in which case the payment will be equal to 3 years of her base salary.

Ms. Koenemann will receive a severance package if she terminated by the Company “without cause.”  The terms of the severance package provides that she would receive three (3) years base salary.

In 2010, Ms. Koenemann was granted an option to purchase up to 20,000 shares of the Company’s common stock under the Company’s 2001 Stock Option Plan.  The option vests over three (3) years in equal installments.  The exercise price is $0.81 per share.  She has 10 years from the date of grant to exercise the option.

A copy of Ms. Koenemann’s Employment Agreement has been filed with the SEC on Form 8-K.

Employee Agreement with Dr. Lawrence Parker

On April 1, 2011, we entered into an employment Agreement with Lawrence Parker, Ph.D., our Vice-President and Director of Research and Development.  The Employment Agreement provides for a term ending November 30, 2014.  Under the Employment Agreement Dr. Parker receives a base salary of $100,000 per year.  He is entitled to annual reviews which may result in an increase or decrease of the base salary, but no decrease can be more that 10% of the prior year’s base salary without the written agreement of Dr. Parker. He is also eligible to participate in benefits offered to our other employees such as a health plan.

Dr. Parker also will receive compensation if there is a “Change in Control” in the Company.  A “Change in Control” is, in general, termination of Dr. Parker’s employment within two (2) years following a sale of all or substantially all of our assets, a consolidation or merger of the Company with any other person as a result of which those who were our stockholders immediately prior to the consolidation or merger do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote.  Should a “Change in Control” occur, Dr. Parker is entitled to receive an amount equal to two (2) years base salary and all unvested stock options will immediately vest.

Dr. Parker is also entitled to compensation if a “Change in Control” has occurred and his job title or authority changes significantly or if his place of employment changes by more than 20 miles from its current location.

In the event of the death or disability of Dr. Parker, he or his estate is entitled to a payment of 6 months of his base salary, unless the death or disability occurs after a “Change in Control” in which case the payment will be equal to 3 years of his base salary.

In 2010, Dr. Parker was granted an option to purchase up to 10,000 shares of the Company’s common stock under the Company’s 2001 Stock Option Plan.  The option vests over three (3) years in equal installments.  The exercise price is $0.81 per share.  He has 10 years from the date of grant to exercise the option.

A copy of Dr. Parker’s Employment Agreement has been filed with the SEC on Form 8-K.

Outstanding Equity Awards at Fiscal year-End

The following table provides certain information concerning stock options and restricted stock awards (our only forms of equity awards) held by our executive officer at November 30, 2010 and by Dr. Parker, who is a vice-president of the Company, but not an executive officer, as of that same date:

Option Awards						Stock Award
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (1)	Equity Incentive Plan Awards: Number of Shares or Units of Stock that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)

Christine Koenemann	100,000	-		$0.25	07/29/12	0	0
	50,000	-		$1.53	04/15/18	0	0
	20,000	$13,333	(2)	$0.81	03/08/20	0	0

Dr. Lawrence Parker	20,000	-		$0.25	07/29/12	0	0
	40,000	-		$1.53	04/15/18	0	0
	10,000	6,666	(3)	$0.81	03/08/20	0	0

(1)
Each option has a ten year term subject to earlier termination in accordance with the terms of the option plan under which the option was granted in the event of the termination of the optionee’s employment with us.

(2)
Of the original option to acquire up to 20,000 shares of the Company’s common stock, the option immediately vested as to 6,667 shares and will vest as to 6,667 and 6,666 shares, respectively, on the next two anniversary dates of the date of grant.

(3)
Of the original option to acquire up to 10,000 shares of the Company’s common stock, the option immediately vested as to 3,334 shares and will vest as to 3,333 and 3,333 shares, respectively, on the next two anniversary dates of the date of grant.

Director Compensation

Name	Fee Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Total ($)

William Fruehling	$4,500	$0	$5,896	$10,396

Mark Cole	$4,500	$0	$5,896	$10,396

Director Outstanding Awards at Fiscal Year-End

As of November 30, 2010, our non-employee directors held stock awards and stock options covering the following number of shares:

	Outstanding
Name	Stock Award Shares	Stock Option Shares

William Fruehling	0	62,000

Mark Cole	0	35,000

Narrative Discussion of Director Compensation

Each non-employee director receives (i) a cash payment of $1,000 for each meeting of the Board of Directors that the director attends in person or by telephone, (ii) a cash payment of $350 for each meeting of a Committee of the Board of Directors that the director attends in person or by telephone, unless that meeting occurs in conjunction with a Board Meeting, in which case there is no payment for attendance at that Committee meeting, and (iii) a stock option described below.  Each director at the beginning of the Company’s fiscal year is awarded a stock option to acquire 7,500 shares of the Company’s common stock.  The option vests in quarterly installments during the fiscal year.  The exercise price is the fair value of the shares at the time of grant.  The option is for 10 years.  Additionally, the Company reimburses directors for actual out of pocket costs related to attending meetings.

Control

We do not believe that any individual controls us by virtue of stock ownership.  However, by virtue of her position as our President, and a director, Christine Koenemann, and our entire Board of Directors possess the power to direct or cause the direction of the management and policies of us and may be deemed to control us.

Review and Approval of Transactions with Related Persons

We have adopted a Related Party Transaction Policy pursuant to which, in general, our Audit Committee is charged with the responsibility of reviewing and approving all transactions with related persons, as defined in Securities and Exchange Commission regulations.

MISCELLANEOUS

Stockholder Proposals

From time-to-time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting.  In order to be considered, such proposals must be submitted in writing on a timely basis.  Stockholder proposals intended to be included in our proxy statement and form of proxy related to our 2012 Annual Meeting of Stockholders must be received by March 1, 2012.  Any such proposals, as well as any questions relating thereto, should be directed to our Secretary, 1260 Avenida Chelsea, Vista, California 92081.  As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors’ proxy statement and form of proxy for our 2012 Annual Meeting, the proxies named in the Board of Directors’ form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before April 1, 2012.  Any such notices should also be directed to our Secretary at the above address.  However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange regulations.

Annual Report of Form 10-K

Our Annual Report to Stockholders for the year ended November 30, 2010 accompanies this proxy statement but is not incorporated in and is not to be deemed a part of this proxy statement.  A copy of our annual Report on Form 10-K for the year ended November 30, 2010, which has been filed with the Securities and Exchange Commission, is included in our Annual Report to Stockholders and is also available, without charge, to stockholders upon request.  Requests for a copy of that report should be addressed to Christine Koenemann, President, 1260 Avenida Chelsea, Vista, California 92081.

Cost To Solicit  Proxies

We will bear the cost of preparation, printing and mailing of this proxy statement and the solicitation of proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from the beneficial owners.  Proxies may be solicited without extra compensation by certain of our officers, directors and regular employees by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview.  We have not retained any service to assist us in soliciting proxies.

Other Matters

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the approval of the Stock Option and Stock Compensation Plan and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors Christine Koenemann Secretary

May 2, 2011

Exhibit A

Westbridge Research Group

2011 STOCK OPTION AND STOCK COMPENSATION PLAN

1.           Purpose and Eligibility.

The purpose of this 2011 Stock Option and Stock Compensation Plan (the “Plan” of Westbridge Research Group, a California corporation (the “Company”) is intended to promote the future success and growth of the Company by providing stock options and other equity interests in the Company (each an “Award”) to Employees, non-Employee directors, consultants and advisors of the Company and it subsidiaries, all of whom are eligible to receive Awards under the Plan. The Plan may be expected to benefit the Company and its shareholders by making it possible for the Company to attract and retain the best talent.  Any person to whom an Award has been granted under the Plan is called a “Participant.”

2.           Types of Awards and Administration.

a.           Types of Awards. This Plan is intended to provide: (i) Employees of the Company opportunities to purchase shares of common stock, no par value, of the Company (the “Common Stock”) pursuant to options granted hereunder which qualify as “incentive stock options” under Section 422(b) of the Code (“Incentive Stock Options”); (ii) Employees, non-Employee directors, consultants and advisors of the Company opportunities to purchase Common Stock pursuant to options granted hereunder which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options” and, together with Incentive Stock Options, “Options”); (iii) Employees, non-Employee directors, consultants and advisors of the Company by providing them with awards of Common Stock (“Stock Awards”); (iv) Employees, non-Employee directors, consultants and advisors of the Company by providing them with awards of Stock Units, and (v) Employees, non-Employee directors, consultants and advisors of the Company by providing them with Stock Appreciation Rights (“SARs”) and other Stock-Based Awards.

b.           Administration by Board of Directors.  The Plan will be administered by the Board of Directors of the Company (the “Board”) or by a committee appointed under the Board as provided by subsection (c) hereunder, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive on all parties.  The Board, in its sole discretion, shall have the authority to (i) grant and amend Awards; (ii) adopt, amend and repeal rules relating to the Plan; (iii) interpret and correct the provisions of the Plan and any Award; and (iv) amend the Plan and any Award issued hereunder in order to assure that such Awards do not provide a deferral of compensation that would be subject to Code Section 409A, and otherwise to administer the Plan so as to comply with applicable provisions of Code Section 409A or any regulations or IRS guidance issued thereunder.  All decisions by the Board shall be final and binding on all interested persons.  Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

c.           Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any and all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean such Committee or the Board.

d.           Delegation to Executive Officers.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.           Stock Available for Awards.

a.           Number of Shares.  Subject to adjustment under Section 3(b) hereof, the maximum number of shares of Common Stock that may be issued pursuant to the Plan initially is 92,688 shares, however, commencing with December 1, 2012 and on the anniversary date thereafter until the Plan is terminated, the number of shares authorized under the Plan shall be automatically recalculated to the amount of 20% of the Company’s common stock outstanding on the last day of the prior fiscal year, less any options, shares or other rights issued under the Company’s 2001 Stock option Plan and this Plan, and subject to such adjustments provided is Section 3b, below.  If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company (regardless of whether the issue is an Option, Stock Award, Stock Unit, SAR or other Award granted under this Plan) at no more than cost, such shares of the Common Stock shall again be available for the grant of Awards under the Plan, provided that the cumulative number of such shares that may be so reissued under the Plan will not exceed the maximum number of shares permitted under this Plan.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares.

b.           Adjustment to Common Stock.  In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substitutes Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.  If Section 9(e)(i) hereof applies for any event, this Section 3(b) shall not be applicable.  Notwithstanding the foregoing, these adjustments shall be made to the extent necessary, in such a manner as to avoid any Award granted hereunder being classified as a deferral of compensation within the meaning of Code Section 409A, and the regulations or IRS guidance issued thereunder.

4.           Stock Options.

a.           General.  The Board may grant Options and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.  The Board may grant Incentive Stock Options and Non-Qualified Stock Options or any combination of the two, in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in Section 424 of the Code.  Non-Qualified Stock Options may be granted to Employees, non-Employee directors, consultants or advisors.  An Option that does not qualify as an Incentive Stock Option, or that the Board does not intend to grant as an Incentive Stock Option, shall be a Non-Qualified Stock Option.

b.           Incentive Stock Options.  An Option that the Board intends to be an Incentive Stock option shall be granted only to employees and officers of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.  An Option or any part thereof that does not qualify as an Incentive Stock Option shall be a Non-Qualified Option. Incentive Stock Options granted under the Plan shall be subject to the following additional terms and conditions:

(i)           Each Incentive Stock Option granted under the Plan shall, at the time of grant, be specifically designated as such in the Award Agreement (as such term is defined herein) covering such Incentive Stock Option.

(ii)           If any individual to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Incentive Stock Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(A)           The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of a share of Common Stock at the time of grant; and

(B)           The Option exercise period shall not exceed five (5) years from the date of grant.

(iii)           For as long as the Code shall so provide, Options granted to any individual under the Plan which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

(iv)           No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and had been continuously since the date of grant of his or her Option, employed by the Company, except that:

(A)           An Incentive Stock Option may be exercised within the period of three (3) months after the date the Participant ceases to be an Employee of the Company (or within such lesser period as may be specified in the applicable Award Agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of employment termination, provided that the agreement with respect to such Option may designate a longer exercise period, and any exercise after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option under the Plan;

(B)           If the Participant dies while in the employ of the Company, or within three (3) months after the Participant ceases to be in such employ, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Award Agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of death; and,

(C)           If the Participant becomes disabled (within the meaning of Section 422(e)(3) or any successor Section of the Code) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the Participant ceases to be in such employee because of such disability (or within such lesser period as may be specified in the applicable Award Agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of employment termination.

Not withstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

c.           Exercise Price.  The Board shall establish the exercise price (the “Exercise Price”) at the time each Option is granted and specify it in the applicable Award Agreement.  Notwithstanding the immediately preceding sentence, the Exercise Price shall not be less than the Fair Market Value of a share of the Common Stock on the date of grant of such option.  Notwithstanding anything in this Plan to the contrary, the price per share of Common Stock shall be determined in such a manner as not to be a deferral of compensation within the meaning of Code Section 409A and the regulations or IRS guidance issued thereunder.

d.           Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award Agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten (10) years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

e.           Exercise of Option.  Options may be exercised in full or in installments.  Options may be exercised only by delivery to the Company of (i) a written notice of exercise signed by the proper person, and (ii) payment in full as specified in Section 4(f) hereof for the number of shares for which the Option is exercised.

f.           Payment Upon Exercise.  Common Stock purchased upon the exercise of an option shall be paid for by one or any combination of the following forms of payment:

(i)           By check payable to the order of the Company;

(ii)           Except as otherwise explicitly provided in the applicable Award Agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)           To the extent explicitly provided in the applicable Award Agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at Fair Market Value, (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the  value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.           Restricted Stock.

a.           Grants.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.           Terms and Conditions.  The Board shall determine the terms and conditions of any such Restricted Stock Award.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”).  In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

c.           Rights.  Participants shall have full stockholder rights with respect to Restricted Stock Awards shares upon issuance and delivery of a stock certificate representing such shares, whether of not a Participant’s interest in such shares is vested.   Accordingly, Participants shall have the right to vote such shares and, subject to this Section 5, to receive any dividends or non-cash distributions with respect to such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date any such stock certificate is issued.

6.           Stock Units.

a.           General.  The Board may grant Stock Units to an Employee, non-Employee director, consultant or advisor upon such terms and conditions as the Board deems appropriate under this Section 6.  Each Stock Unit represents the right of the Participant to receive a share of Common Stock or an amount based on the value of a share of the Common Stock.  All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

b.           Terms of the Stock Units.  The Board may grant Stock Units that are payable on terms and conditions determined by the Board, which may include payments based on achievement of performance goals.  Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Board.  The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

c.           Payment.  Payment with respect to Stock Units shall be made in cash, in Common Stock, or in a combination of the two, as determined by the Board.  The Award Agreement will specify the maximum number of shares that can be issues under the Stock Units.

d.           Requirement or Employment or Service.  The Board shall determine in the Award Agreement the circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which the Stock Units may be forfeited.

7.           Stock Appreciation Rights and Other Stock-Based Awards.

a.           Stock Appreciation Rights. The Board may grant SARs to an Employee, non-Employee director, consultant or advisor, separately or together with an Option or other Award.  The following provisions are applicable to SAR’s.

(i)           Base Amount.  The Board shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount at least equal to the Fair Market Value of a share of Common Stock as of the date of the grant of the SAR.

(ii)           Tandem SARs.  The Board may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted that are exercisable during a specific period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related option shall terminate to the extent of an equal number of shares of Common Stock.

(iii)           Exercisability.  A SAR shall be exercisable during the period specified by the Board in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement.  The Board may grant SARs that are subject to achievement of performance goals or other conditions. The Board may accelerate the exercisability of any or all of the outstanding SARs at any time for any reason.  SARs may only be exercised while the Participant is employed by, or providing service to, the Company.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(iv)           Value of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR described in Subsection (i).

(v)           Form of Payment.   The Board shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of Common Stock, cash or a combination of the two.  For purposes of calculating the number of shares of the Company Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of the Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of fractional shares.

b.           Other Stock-Based Awards.

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of phantom stock awards or stock units.

8.           Qualified Performance-Based Compensation.

a.           Designation as Qualified Performance-Based Compensation.  The Board may determined that the Stock Awards, SARs or other stock-based awards granted to an Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case this Section 8 applies to such grants.  The Board may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section or otherwise.

b.           Performance Goals.  When grants are made under this Section 8, the Board shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which the performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Board deems appropriate and consistent with the requirements of Section 162(m) of the Code.  The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals shall be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Board shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to grants identified by the Board as “qualified performance-based compensation.”

c.           Criteria Used for Objective Performance Goals.  The Board shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, productivity, margin, EBITDA, net capital employed, return on assets, shareholder return, new product releases, market penetration goals, customer growth, geographic business expansion goals, quality improvements, manufacturing improvements, customer programs, goals related to acquisitions or divestitures, goals related to regulatory approvals, or other objectively determinable performance goals.  Performance goals do not need to be uniform among Participants.

d.           Timing of Establishment of Goals.  The Board shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.

e.           Certification of Results.  The Board shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends.  The Board shall determine the amount, if any, to be paid pursuant to each grant based on the achievement of the performance goals and the satisfaction of all other terms of the grant.

f.           Death, Disability or Other Circumstances.  The Board may provide in the grant that grants under this Section 8 shall be payable, in whole or in part, in the event of the participant’s death or disability, a change in control (as defined herein) or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

9.           General Provisions Applicable to Awards.

a.           Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.           Documentation.  Each Award under the Plan shall be evidenced by a written instrument (an “Award Agreement”) in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board.  Each Award Agreement may contain certain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan.  The Board may amend or modify each Award Agreement in any manner to the extent that the Board would have had the authority to grant such Award under the Award Agreement as so modified or amended, including without limitation changing the dates as of which an Award becomes exerciseable or restrictions on shares of the Common Stock lapse.  The foregoing notwithstanding, no modification of an Award Agreement may be made that would materially, adversely affect a Participant without the approval of the Participant; provided that the Board may modify any Award Agreement if such modification is required by applicable law or as necessary or appropriate in order to assure that no Award granted hereunder would be classified as a deferral of compensation under Code Section 409A and the regulations or IRS guidance issued thereunder.

c.           Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.           Termination of Status.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.  Notwithstanding the foregoing, if a Participant’s employment or other relationship with the Company is terminated for “Cause,” the Options issued to such Participant shall terminate on the date of such termination and shall there upon not be exercisable to any extent whatsoever.  For purposes of the Plan, “Cause” is conduct, as determined by the Board, involving one or more of the following: (i) willful misconduct by the Participant which is injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in economic loss, damages or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of either the Company or any third party who has a business relationship with the Company; or (iv) a violation of any non-competition covenant or assignment of inventions obligations with the Company; or (v) the commission of an act which induces any party to break a contract with the Company or to decline to do business with the Company; or (vi) the conviction of the Participant of a felony; or (vii) the failure of the Participant to perform in any material respect his or her employment or engagement obligations without proper cause therefor.

e.           Change of Control of the Company.

(i)           Consequences of Change in Control.

(A)           Change of Control Defined.  An “Change of Control” shall be deemed to have occurred if:

(i)           Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing more that 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)           The consummation of (a) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (b) a sale or other disposition of all or substantially all of the assets of the Company, or (c) a liquidation or dissolution of the Company; or

(iii)           Any other acquisition of the business of the Company, as determined by the Board.

(B)           Change in Control Consequences.  In the event of a Change in Control, the Board may take any one or more of the following actions with respect to any or all outstanding grants, without the consent of any Participant:

(i)           The Board may determine the outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change in Control or such other time or subject to such other specific conditions as the Board determines.

(ii)           The Board may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised options and SARs exceeds the Exercise Price, if any, and on such other terms as the Board determines.

(iii)           After giving Participants an opportunity to exercise their Options and SARs, the Board may terminate any or all unexcercised Options and SARs at such time as the Committee deems appropriate.

(iv)           With respect to Participants holding Stock Units or other stock based awards, the Board may determine that such Participants shall receive one or more payments in settlement of such Stock Units or other stock based awards, in an amount and form and on such terms as may be determined by the Board.

(v)           The Board may determine that grants that remain outstanding after the Change in Control shall be converted into similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change in Control or such other date as the Board may specify.  Any conversion described above, shall conform to the requirements of Treasury Department Regulation Section 1.424-1, construed as if the options under the Plan were statutory options, and any other requirements the satisfaction of which the Board determines to be necessary or appropriate to avoid classification as a deferral of compensation under Code Section 409A and the regulations or IRS guidance issued thereunder.

(ii)           Parachute Awards.  Notwithstanding the provisions of this Section 9, if, in connection with an Change in Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change in Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder.  All determinations required to be made under this Section 9(e)(iii) shall be made by the Company.

f.           Withholding.  Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability.  The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g.           Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same of a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that, the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h.           Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i.           Acceleration.  The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

j.           Maintenance of Exemption from Code Section 409A.  Awards issued under this Plan are intended to meet the requirements for exemption from coverage under Code Section 409A and all grants shall be construed and administered accordingly.

10           Miscellaneous.

a.           Definitions.

(i)           “Company” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Westbridge Research Group, as defined in Section 424(f) of the Code (a “subsidiary”), and any present or future parent corporation of Westbridge Research Group, as defined in Section 424(e) of the Code.  For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii)           “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)           “Employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b) hereof) shall include a person to whom an offer of employment has been extended by the Company.

(iv)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)           “Fair Market Value” if shares of the Common Stock are not then publicly traded, shall be determined by any reasonable method chosen by the Board, including, for example, any valuation method described in Treasury Regulation Section 20.2031-2, or as determined pursuant to the applicable Award Agreement.

(vi)           “Stock Unit” means an award of a phantom unit representing a share of Common Stock as described in Section 8.

b.           No Right to Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant, with or without cause, free from any liability or claim under the Plan.

c.           No Rights as Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.           Corporate Transactions.  Nothing in this Plan is intended to limit the right of the Board to make grants of under this Plan or outside of this Plan in connection with acquisitions, purchases, mergers and other business ventures.  Additionally, the Board may grant Awards to outside of this Plan.  The Board may make a grant to an employee of another corporation who becomes an employee of the Company through acquisition,  merger or other reorganization in lieu of or to replace grants made by that employee’s other corporation.

e.           Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board and the stockholders of the Company (the “Effective Date”).  No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date.

f.           Amendment of Plan.

(i)           The Board may amend, suspend or terminate the Plan or any portion thereof at any time, except that if at any time the approval of the stockholders of the Company is required for any modification or amendment under Section 422 or any successor section of the Code with respect to Incentive Stock Options or under Rule 16b-3 (“Rule 16(b)-3”) or any successor rule promulgated under the Securities Exchange Act of 1934, as amended, or otherwise under applicable law or regulations, the Board may not effect such modification or amendment without such approval.

(ii)           The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under Awards previously granted to him or her.  With the consent of the affected Participant, the Board may amend outstanding Award Agreements in a manner not inconsistent with the Plan.  The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

g.           Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of California, without regard to any applicable conflicts of law.

Board Adoption Date: April 1, 2011	Shareholder Adoption Date: _________

Annual Shareholder Meeting
of
Westbridge Research Group

10:00 am
June 10, 2011
1260 Avenida Chelsea
Vista, CA 92081

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 10, 2011

This Proxy Statement and our 2010 Financials to Stockholders are available at: http://www.cstproxy.com/westbridge/2011

MARK, SIGN AND DATE YOUR PROXY CARD BELOW AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

1. ELECTION OF DIRECTORS: FOR ☐ WITHHOLD ☐

Nominees: **William Fruehling**
Christine Koenemann
Mark Cole

To withhold a vote for any individual nominee, strike a line through that nominee's name listed above.

2. The approval of the 2011 Stock Option and Stock Compensation Plan: FOR ☐ AGAINST ☐ ABSTAIN ☐

3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS: FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:______________ DATE:_______ TIME:_______

Registered Quantity ____________ Broker Quantity ____________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________ **Signature** ______________ **Date** ________, **2011.**

NOTE: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ELECTION OF DIRECTORS

Chris tine Koenemann, 58, was elected President and has served as a Director of the Company since March 2, 1995.  She has worked for the Company for the past 28 years in varying positions including Chief Financial Officer, Operations Manager, Shareholder Relations Liaison, Director of Administration, and Assistant Treasurer. She attended Indiana University School of Business and worked in retail management prior to her employment with Westbridge.

William Fruehling, 68, has served as a Director of the Company since April 1997. Mr. Fruehling was appointed Chair man of the Board November 8, 2004. Mr. Fruehling is the founder and President of Fruehling Communications, a San Diego based advertising and public relations company formed 1985. His company focuses on crop protection products for growers producing high-value crops in the United States, Europe and Asia. Prior to starting Fruehling Communications, Mr. Fruehling worked extensively in the advertising industry with regard to agribusiness. He managed the Elanco Products Crop Protection Chemical account in the Southern and Western United States, as well as the Monsanto Account with regard to Hybrid Seed Corn, for Creswell, Munsell, Fultz & Zirbel in Cedar Rapids, Iowa.

Mark Cole, 48, currently holds the position of Chief Financial Officer for Kidrobot, Inc. a privately held leader in the collectible toy and apparel art market. Prior to joining Kidrobot, Mark was at Crocs, Inc. where he led the Company's global accounting function during it s hyper growth period. Prior to Crocs, Mr. Cole held Executive level financial positions with Ashworth and Salient Networks. Mr. Cole began his career as an audit professional with Big 4 public accounting firms and later served as Managing Director for the CPA firm of Cole & Company. Mr. Cole was appointed as a Director of the Company on April 7, 2005.

RATIFICATION OF SELECTION OF AUDITORS

Although not required to do so, the Board is seeking shareholder ratification of its selection of PKF to serve as the Company’s auditors for the fiscal year ending November 30, 2011. PFK has served as the Company’s auditors for seven years.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Westbridge Research Group

The undersigned hereby appoints Christine Koenemann and William Fruehling, and each of them, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Westbridge Research Group held of record by the undersigned on May 2, 2011, at the Annual Meeting of Shareholders to be held June 10, 2011, or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)